

SilverBow Resources Transaction Update

October 2021

SilverBow RESOURCES®

Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "predict," "potential," "plan," "project" and similar expressions although not all forward-looking statements contain such identifying words. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: the severity and duration of world health events, including the COVID-19 pandemic, related economic repercussions including disruptions in the oil and gas industry; the supply of oil and actions by the members of the Organization of the Petroleum Exporting Countries ("OPEC") and Russia (together with OPEC and other allied producing countries, "OPEC+") with respect to oil production levels and announcements of potential changes in such levels; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, remote work arrangements, performance of contracts and supply chain disruptions; shut-in and curtailment of production due to decreases in available storage capacity or other factors; volatility in natural gas, oil and NGL prices; liquidity including our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts; timing, cost and amount of future production of oil and natural gas; expectations regarding future free cash flow; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form-Q and Current Reports on Form 8-K filed thereafter.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC.

These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP.

THIS PRESENTATION includes information regarding our PV-10 as of 12/31/20. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see the Appendix to this presentation for a reconciliation of PV-10 to Standardized Measure.

SilverBow RESOURCES®

SBOW
LISTED
NYSE

Recent SilverBow Transactions



SilverBow RESOURCES

SilverBow

Aquired Assets

Acquisition A

Acquisition B

Acquisition C

0 12.5 25 50 Miles

Acquisitions Highlights

Gas Weighted ⟵ **Commodity Balance** ⟶ **Oil Weighted**

Key Asset Statistic	Acquisition A	Acquisition B	Acquisition C
Closed Date	Aug-21	Oct-21	Est. Dec-21
Total Consideration ($MM)	~$24 (cash & stock)	~$33 (all stock)	~$75 (cash & stock)
Net Acres	~848	~41,000	~17,000
Net Production (Boe/d)	~1,667 (Apr-21)	~1,580 (Jun-21)	~2,500 (May-21)
Production Mix	100% gas	39% liquids	71% liquids
PDP Wells (WI / NRI)	12 (16% / 12%)	21 (100% / 75%)	111 (56% / 42%)
Net Locations	17	25+ oil / 75+ gas	100+
2021E EBITDA ($MM)	~$9.5(1)	~$16(1)	~$28(2)

SBOW is advancing its Eagle Ford and Austin Chalk consolidation strategy

(1) At 7/15/21 strip pricing
(2) At 9/30/21 strip pricing

A Webb County Gas Expansion

Transaction Overview

- Subsequent to 2Q21, SilverBow acquired:
  - Incremental interest in 12 La Mesa PDP wells (12.5% to 20% WI)
  - Incremental interest in future AC wells over current La Mesa lease (12.5% to 20% WI)
  - New acreage lease on 640 acres adjacent to La Mesa
- Total Consideration: $24 million, combination of cash and stock
- Closed: August 4, 2021

Map



New Acreage
6 LEF / 6 UEF / 4 AC
La Mesa
12 PDP wells
4 AC locations
SilverBow
Legend

Acquisition Highlights

Key Asset Statistic	
Net Acres	848
June 2021 Net Production (MMcf/d)	~10 (100% gas)
Horizontal PDP wells (WI / NRI)	12 (16% / 12%)
LEF / UEF Locations (WI / NRI)	12 (100% / 75%)
AC Locations (WI / NRI)	8 (58% / 44%)
IRR[(1)]	80% - 100%
2021E EBITDA ($MM)[(1)]	$9.5

La Mesa Net Gas Production: Past and Present



(MMcf/d)
100
80
60
40
20
0
SilverBow
Incremental PDP WI
Combined Dev
Nov 2019 First La Mesa Pad Online
Mar 2021 Second La Mesa Pad Online
Aug 2021 Acquired Incremental Working Interests
Mar 2022 Future 6 Well Pad
Mar 2023 Future 6 Well Pad
Oct-19
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24

(1) At 7/15/21 strip pricing

B Accretive Oil & Gas Acquisition

SBOW
LISTED
NYSE

Transaction Overview

- Subsequent to 2Q21, SilverBow acquired:
  - Oil and gas assets in the Eagle Ford from an undisclosed seller
    - ~41,000 total net acres and 100% working interest
    - ~15,000 net oil-weighted acres spanning Atascosa, Fayette and Lavaca counties
    - ~26,000 net gas-weighted acres directly offsetting existing position in McMullen and Live Oak counties
- Total Consideration: $33 million, all common stock
- Closed: October 1, 2021

Acquisition Highlights

Key Asset Statistic	
Net Acres	~41,000
April 2021 Net Production (Boe/d)	~1,580 (39% liquids)
Horizontal PDP wells (WI / NRI)	21 (100% / 75%)
Net Locations	25+ oil / 75+ gas
2021E EBITDA ($MM)[1]	~$16


~15,000
Net Acres
Avg. 96% Liquids
~26,000
Net Acres
Avg. 99% Gas
SilverBow Acreage
Acquired Properties
Fayette
Gonzales
Lavaca
Wilson
De Witt
Atascosa
Karnes
Dimmit
La Salle
McMullen
Live Oak
Webb
Legend
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas

(1) At 7/15/21 strip pricing

Oil-Weighted Eagle Ford Acquisition

Transaction Overview

- In October 2021, SilverBow acquired:
  - Oil and gas assets in the Eagle Ford and Austin Chalk from an undisclosed seller
    - ~17,000 net acres across oil window in La Salle, McMullen, DeWitt and Lavaca counties
    - 100+ net locations
    - ~2,500 Boe/d net production (May 2021)
      - 71% liquids / 46% oil from 111 PDP wells
- Total Consideration: $75 million, combination of cash and stock
- Closing: Estimated December 2021

Acquisition Highlights

Key Asset Statistic	
Net Acres	~17,000
May 2021 Net Production (Boe/d)	~2,500 (71% liquids)
PDP wells (WI / NRI)	111 (56% / 42%)
Net Locations	100+
2021E EBITDA ($MM)[(1)]	~$28


SilverBow Acreage
Acquired Properties
~13,000 Net Acres
~4,000 Net Acres
Fayette
Gonzales
Lavaca
Wilson
De Witt
Atascosa
Karnes
Dimmit
La Salle
McMullen
Live Oak
Webb
Legend
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas

Source: RSEG/Enverus, Company data
(1) At 9/30/21 strip pricing

Achieving Key Objectives Through Strategic M&A

SBOW
LISTED
NYSE

Key Objectives	Acquisitions Announced Since August 2021
Grow production and EBITDA while living within cash flow	▪ Acquired production represents 16% increase to SilverBow's 2Q21 daily production (37% increase to liquids) ▪ Incremental cash flow enhances SilverBow's size and scale
Expand high-return inventory through Austin Chalk development and A&D	▪ Adds over 215 net Eagle Ford and Austin Chalk locations ▪ Incremental locations support ~4 years of drilling at 1 rig pace ▪ Expands Eagle Ford footprint into northeast oil window of DeWitt and Lavaca counties
Drive peer-leading capital efficiency and cost structure	▪ Opportunity to lower per unit operating costs through SilverBow's leading low cost-structure ▪ Expected synergies from geographic footprint overlap ▪ Zero incremental G&A from acquired assets
De-lever balance sheet through debt reduction and cash flow	▪ Combined purchase price multiple of 2.5x EBITDA(1); accretive to pre-announcement EBITDA multiple of 3.1x(2) ▪ Targeting pro forma YE21 leverage ratio of 1.25x(3) vs. prior SilverBow guidance of 1.75x

SBOW is recognizing value through strategic M&A and accretive financing

(1) Based on combined total purchase price (at time of announcements) and 2021E EBITDA of Acquisitions A, B and C
(2) Pre-announcement share price and share count as of 7/30/21 (pre-M&A announcements). Cash and debt balance as of 6/30/21
(3) SilverBow defines leverage as Total Debt / Adjusted EBITDA. Target ratio includes Adjusted EBITDA pro forma for 2021 acquisitions



Appendix

Capital Structure & Credit Profile

SBOW
LISTED
NYSE

- **Revolving Credit Facility (due Apr-24)**
  - $300 million borrowing base
  - $198 million outstanding
  - LIBOR (50 bps floor) + 3.25%-4.25%
  - 8 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA < 3.25x
- **Second Lien Facility (due Dec-24)**
  - $200 million outstanding
  - LIBOR + 7.50% with 1% LIBOR floor
  - December 2017 issuance
  - NC2, 102 in Year 3, 101 in Year 4 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA < 4.5x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 12.198 million shares as of 7/30/21

Capitalization(1)

($MM, except per unit amounts)

Share Price (10/8/21)	$29.47
Shares Outstanding (10/6/21)	14.726
Equity Market Capitalization	**$434.0**
Plus: Revolving Credit Facility	$198.0
Plus: Second Lien	200.0
Less: Cash and Cash Equivalents	2.1
Enterprise Value	**$829.9**

Valuation Statistics	*Metric*	*Multiple*
EV / LTM Adjusted EBITDA(3)	$206	4.02x
EV / Proved Reserves ($/Mcfe)(2)	1,140	$0.73
EV / 2Q21 Production ($/Mcfe/d)	213	$3,899

Credit Statistics	*Metric*	*Multiple*
Total Debt / LTM Adjusted EBITDA(3)	$206	1.93x
Proved PV-10 / Total Debt(2)	$1,058	2.66x
PDP PV-10 / Total Debt(2)	$635	1.60x

Straightforward capital structure with improving metrics

(1) Cash and debt balance as of 6/30/21
(2) Reserves and PV-10 as of 12/31/20 and based on $60.00/Bbl and $3.00/MMBtu
(3) LTM Adjusted EBITDA includes $25.8 million of proceeds from the amortization of previously unwound derivatives for period ending 2Q21. LTM Adjusted EBITDA for covenant compliance for 2Q21 = $206.3 million. Does not include impact of Acquisitions A, B and C

Calculation of Adjusted EBITDA & Free Cash Flow

SBOW LISTED NYSE

($000s, except per unit metrics)	2020			2021	
	3Q	4Q	FY	1Q	2Q
Net Income / (Loss)	($6,896)	$9,348	($309,382)	$28,380	($19,951)
Plus:					
DD&A	13,975	13,434	64,564	13,393	16,039
Accretion of ARO	90	91	354	75	74
Interest Expense	7,444	7,352	31,228	7,019	7,436
Write-down of Oil & Gas Properties	-	-	355,948	-	-
Derivative (Gain) / Loss	12,944	5,580	(61,304)	18,259	46,067
Derivative Cash Settlements	7,938	1,143	39,424	(4,782)	(8,060)
Income Tax Expense / (Benefit)	(572)	304	20,911	-	-
Non-cash Equity Compensation	1,066	1,054	4,557	1,070	1,189
Adjusted EBITDA	**$35,989**	**$38,306**	**$146,300**	**$63,414**	**$42,794**
Plus:					
Monetized Derivative Contracts	-	-	38,310	-	-
Cash Interest Expense & Bank Fees, Net	(7,284)	(6,639)	(28,929)	(6,424)	(9,259)
Capital Expenditures[1]	(20,191)	(19,541)	(95,241)	(32,961)	(26,157)
Current Income Tax (Expense) / Benefit	572	-	480	-	-
Free Cash Flow	**$9,086**	**$12,126**	**$60,920**	**$24,029**	**$7,378**
Adjusted EBITDA	**$35,989**	**$38,306**	**$146,300**	**$63,414**	**$42,794**
Plus:					
Amortization of Derivative Contracts	9,099	9,239	25,075	3,530	3,928
Adjusted EBITDA for Leverage Ratio[2]	**$45,088**	**$47,545**	**$171,375**	**$66,944**	**$46,722**

Note: Table represents as-reported figures

(1) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

(2) Adjusted EBITDA for Leverage Ratio includes $3.9 million of proceeds from the amortization of previously unwound derivative contracts for 2Q21. Adjusted EBITDA for covenant compliance for the 12 months ended 6/30/21 is $206.3 million

Reconciliation of PV-10 to Standardized Measure

SBOW
LISTED
NYSE

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2020, is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2020 average adjusted prices after differentials were $2.13 per Mcf of natural gas, $37.83 per barrel of oil and $11.66 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2020)	**2020**
Standardized Measure of Discounted Future Net Cash Flows	$513
Future Income Taxes (Discounted at 10%)	13
SEC PV-10 Value	**$526**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SBOWay

ONE TEAM

UNLEASH POTENTIAL

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Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
920 Memorial City Way, Suite 850
Houston, Texas 77024
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Director of Finance & Investor Relations
(281) 423-0314
IR@sbow.com